Exhibit 99(b)

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF NET INCOME
FOR THE THREE MONTHS ENDED JULY 28, 2013 AND JULY 29, 2012
(UNAUDITED)
(Amounts in Thousands, Except for Per Share Data)

	THREE MONTHS ENDED

	Amounts			Percent of Sales
	July 28,	July 29,	% Over	July 28,	July 29,
	2013	2012	(Under)	2013	2012

Net sales	$70,141	69,184	1.4%	100.0%	100.0%
Cost of sales	57,067	56,064	1.8%	81.4%	81.0%
Gross profit	13,074	13,120	(0.4)%	18.6%	19.0%

Selling, general and
administrative expenses	7,100	7,641	(7.1)%	10.1%	11.0%
Income from operations	5,974	5,479	9.0%	8.5%	7.9%

Interest expense	140	190	(26.3)%	0.2%	0.3%
Interest income	(92)	(127)	(27.6)%	(0.1)%	(0.2)%
Other expense	391	44	788.6%	0.6%	0.1%
Income before income taxes	5,535	5,372	3.0%	7.9%	7.8%

Income taxes*	2,305	1,848	24.7%	41.6%	34.4%
Net income	$3,230	3,524	(8.3)%	4.6%	5.1%

Net income per share-basic	$0.27	$0.28	(3.6)%
Net income per share-diluted	$0.26	$0.28	(7.1)%
Average shares outstanding-basic	12,148	12,551	(3.2)%
Average shares outstanding-diluted	12,366	12,711	(2.7)%

PRESENTATION OF ADJUSTED NET INCOME, ADJUSTED INCOME TAXES AND EARNINGS PER SHARE (1)

	THREE MONTHS ENDED

	Amounts			Percent of Sales
	July 28	July 29,	% Over	July 28	July 29,
	2013	2012	(Under)	2013	2012

Income before income taxes (see above)	$5,535	5,372	3.0%	7.9%	7.8%

Adjusted Income taxes (2)*	786	1,031	(23.8)%	14.2%	19.2%
Adjusted net income	4,749	4,341	9.4%	6.8%	6.3%

Adjusted net income per share-basic	$0.39	$0.35	11.4%
Adjusted net income per share-diluted	$0.38	$0.34	11.8%
Average shares outstanding-basic	12,148	12,551	(3.2)%
Average shares outstanding-diluted	12,366	12,711	(2.7)%

(1) Culp, Inc. currently does not incur cash income tax expense in the US due to its $50.7 million in net operating loss carryforwards. Therefore, adjusted net income is calculated using only income tax expense for our subsidiaries located in Canada and China. See reconciliation on page 8 of 8.

(2) Represents estimated income tax expense for our subsidiaries located in Canada and China. See reconciliation on page 8 of 8.

* Percent of sales column for income taxes is calculated as a % of income before income taxes.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED BALANCE SHEETS
JULY 28, 2013, JULY 29, 2012 AND APRIL 28, 2013
Unaudited
(Amounts in Thousands)

	Amounts		Increase
	July 28,	July 29,	(Decrease)			* April 28,
	2013	2012	Dollars	Percent		2013

Current assets
Cash and cash equivalents	$21,423	21,889	(466)	(2.1	) %	23,530
Short-term investments	6,174	5,200	974	18.7%		5,286
Accounts receivable	24,493	20,021	4,472	22.3%		23,392
Inventories	41,770	44,052	(2,282)	(5.2	) %	38,418
Deferred income taxes	7,747	2,337	5,410	231.5%		7,709
Assets held for sale	-	15	(15)	(100.0	) %	-
Income taxes receivable	292	-	292	100.0%		318
Other current assets	3,408	2,563	845	33.0%		2,093
Total current assets	105,307	96,077	9,230	9.6%		100,746

Property, plant & equipment, net	30,808	31,016	(208)	(0.7	) %	30,594
Goodwill	11,462	11,462	-	0.0%		11,462
Deferred income taxes	651	2,715	(2,064)	(76.0	) %	753
Other assets	2,873	1,890	983	52.0%		1,151

Total assets	$151,101	143,160	7,941	5.5%		144,706

Current liabilities
Current maturities of long-term debt	$2,200	2,400	(200)	(8.3	) %	2,200
Line of credit	-	834	(834)	(100.0	) %	561
Accounts payable - trade	27,821	27,284	537	2.0%		22,357
Accounts payable - capital expenditures	-	152	(152)	(100.0	) %	225
Accrued expenses	8,704	8,366	338	4.0%		11,829
Accrued restructuring	-	40	(40)	(100.0	) %	-
Income taxes payable - current	320	751	(431)	(57.4	) %	285
Total current liabilities	39,045	39,827	(782)	(2.0	) %	37,457

Income taxes payable - long-term	4,176	4,131	45	1.1%		4,191
Deferred income taxes	4,335	705	3,630	514.9%		3,075
Line of credit	560	-	560	100.0%		-
Long-term debt , less current maturities	4,400	6,666	(2,266)	(34.0	) %	4,400

Total liabilities	52,516	51,329	1,187	2.3%		49,123

Shareholders' equity	98,585	91,831	6,754	7.4%		95,583

Total liabilities and
shareholders' equity	$151,101	143,160	7,941	5.5%		144,706

Shares outstanding	12,241	12,656	(415)	(3.3	) %	12,225

* Derived from audited financial statements.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE THREE MONTHS ENDED JULY 28, 2013 AND JULY 29, 2012
Unaudited
(Amounts in Thousands)

	THREE MONTHS ENDED

	Amounts
	July 28,	July 29,
	2013	2012

Cash flows from operating activities:
Net income	$3,230	3,524
Adjustments to reconcile net income to net cash
provided by (used in) operating activities:
Depreciation	1,305	1,254
Amortization of other assets	39	60
Stock-based compensation	152	70
Deferred income taxes	1,438	675
Gain on sale of equipment	(74)	-
Excess tax benefits related to stock-based compensation	(114)	(55)
Foreign currency exchange losses (gains)	96	(80)
Changes in assets and liabilities, net of effects of acquisition of assets:
Accounts receivable	(1,049)	4,985
Inventories	(3,271)	(7,710)
Other current assets	(1,300)	(572)
Other assets	(11)	(43)
Accounts payable	5,284	(3,288)
Accrued expenses	(3,131)	(930)
Income taxes	81	148
Net cash provided by (used in) operating activities	2,675	(1,962)

Cash flows from investing activities:
Capital expenditures	(884)	(1,008)
Net cash paid for acquisition of assets	(2,640)	-
Purchase of short-term investments	(1,023)	(25)
Proceeds from the sale of short-term investments	-	795
Proceeds from the sale of equipment	104	-
Net cash used in investing activities	(4,443)	(238)

Cash flows from financing activities:
Payments on long-term debt	-	(50)
Excess tax benefits related to stock-based compensation	114	55
Repurchase of common stock	-	(470)
Dividends paid	(489)	(381)
Proceeds from common stock issued	145	-
Net cash used in financing activities	(230)	(846)

Effect of exchange rate changes on cash and cash equivalents	(109)	(88)

Decrease in cash and cash equivalents	(2,107)	(3,134)

Cash and cash equivalents at beginning of period	23,530	25,023

Cash and cash equivalents at end of period	$21,423	21,889

Free Cash Flow (1)	$1,900	(3,003)

(1) Free Cash Flow reconciliation is as follows:
		FY 2014	FY 2013
A)	Net cash provided by operating activities	$2,675	(1,962)
B)	Minus: Capital Expenditures	(884)	(1,008)
C)	Add: Proceeds from the sale of equipment	104	-
D)	Add: Excess tax benefits related to stock-based compensation	114	55
E)	Effects of exchange rate changes on cash and cash equivalents	(109)	(88)
		$1,900	(3,003)

CULP, INC. FINANCIAL INFORMATION RELEASE
STATEMENTS OF OPERATIONS BY SEGMENT
FOR THE THREE MONTHS ENDED JULY 28, 2013 AND JULY 29, 2012
(Unaudited)

(Amounts in thousands)

	THREE MONTHS ENDED

	Amounts				Percent of Total Sales
	July 28,	July 29,	% Over		July 28,		July 29,
Net Sales by Segment	2013	2012	(Under)		2013		2012

Mattress Fabrics	$38,164	37,964	0.5%		54.4%		54.9%
Upholstery Fabrics	31,977	31,220	2.4%		45.6%		45.1%

Net Sales	$70,141	69,184	1.4%		100.0%		100.0%

Gross Profit by Segment					Gross Profit Margin

Mattress Fabrics	$7,392	7,622	(3.0	) %	19.4%		20.1%
Upholstery Fabrics	5,682	5,498	3.3%		17.8%		17.6%
Gross Profit	13,074	13,120	(0.4	) %	18.6%		19.0%

Selling, General and Administrative expenses by Segment					Percent of Sales

Mattress Fabrics	$2,374	2,391	(0.7	) %	6.2%		6.3%
Upholstery Fabrics	3,266	3,340	(2.2	) %	10.2%		10.7%
Unallocated Corporate expenses	1,460	1,910	(23.6	) %	2.1%		2.8%
Selling, General and Administrative Expenses	7,100	7,641	(7.1	) %	10.1%		11.0%

Operating Income (loss) by Segment					Operating Income (Loss) Margin

Mattress Fabrics	$5,018	5,230	(4.1	) %	13.1%		13.8%
Upholstery Fabrics	2,416	2,159	11.9%		7.6%		6.9%
Unallocated corporate expenses	(1,460)	(1,910)	(23.6	) %	(2.1	) %	(2.8	) %
Operating Income	5,974	5,479	9.0%		8.5%		7.9%

Return on Capital (1)

Mattress Fabrics	34.2%	37.8%
Upholstery Fabrics	51.5%	51.6%
Unallocated Corporate	N/A	N/A
Consolidated	31.7%	30.6%

Capital Employed (2)

Mattress Fabrics	59,590	56,803	4.9%
Upholstery Fabrics	20,209	18,967	6.5%
Unallocated Corporate	(1,510)	(593)	N/A
Consolidated	78,289	75,177	4.1%

Depreciation expense by Segment

Mattress Fabrics	$1,149	1,092	5.2%
Upholstery Fabrics	156	162	(3.7	) %
Depreciation expense	1,305	1,254	4.1%

Notes:

(1) See pages 6 and 7 of this financial information release for calculations.

(2) The capital employed balances are as of July 28, 2013 and July 29, 2012

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF ADJUSTED EBITDA
FOR THE TWELVE MONTHS ENDED JULY 28, 2013 AND JULY 29, 2012
(UNAUDITED)
(AMOUNTS IN THOUSANDS)

	Quarter Ended
					Trailing 12
					Months
	10/28/12	1/27/13	4/28/2013	7/28/2013	7/28/2013

Net income	$8,268	$2,823	$3,702	$3,230	$18,023
Income taxes	(3,736)	1,700	2,161	2,305	2,430
Interest expense, net	60	40	50	48	198
Depreciation and amortization expense	1,344	1,338	1,354	1,344	5,380
Stock based compensation	127	111	254	152	644
Adjusted EBITDA	$6,063	$6,012	$7,521	$7,079	$26,675

	Quarter Ended
					Trailing 12
					Months
	10/30/11	1/29/12	4/29/2012	7/29/2012	7/29/2012

Net income	$6,252	$1,802	$3,423	$3,524	$15,001
Income taxes	(3,389)	1,075	2,071	1,848	1,605
Interest expense, net	78	33	69	63	243
Depreciation and amortization expense	1,270	1,270	1,325	1,314	5,179
Stock based compensation	101	80	91	70	342
Adjusted EBITDA	$4,312	$4,260	$6,979	$6,819	$22,370

	CULP, INC. FINANCIAL INFORMATION RELEASE
	RETURN ON CAPITAL EMPLOYED BY SEGMENT
	FOR THE THREE MONTHS ENDED JULY 28, 2013
	(Amounts in Thousands)
	(Unaudited)

	Operating Income
	Three Months	Average	Return on
	Ended	Capital	Avg. Capital
	July 28, 2013 (1)	Employed (3)	Employed (2)
Mattress Fabrics	$5,018	$58,770	34.2%
Upholstery Fabrics	2,416	18,761	51.5%
(less: Unallocated Corporate)	(1,460)	(2,037)	N/A
Total	$5,974	$75,494	31.7%

Average Capital Employed	As of the three Months Ended July 28, 2013				As of the three Months Ended April 28, 2013
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets	78,217	34,381	38,503	151,101	73,954	30,995	39,757	144,706
Total liabilities	(18,627)	(14,172)	(19,717)	(52,516)	(16,004)	(13,682)	(19,437)	(49,123)

Subtotal	$59,590	$20,209	$18,786	$98,585	$57,950	$17,313	$20,320	$95,583
Less:
Cash and cash equivalents	-	-	(21,423)	(21,423)	-	-	(23,530)	(23,530)
Short-term investments	-	-	(6,174)	(6,174)	-	-	(5,286)	(5,286)
Income taxes receivable	-	-	(292)	(292)	-	-	(318)	(318)
Deferred income taxes - current	-	-	(7,747)	(7,747)	-	-	(7,709)	(7,709)
Deferred income taxes - non-current	-	-	(651)	(651)	-	-	(753)	(753)
Current maturities of long-term debt	-	-	2,200	2,200	-	-	2,200	2,200
Line of credit	-	-	560	560			561	561
Income taxes payable - current	-	-	320	320	-	-	285	285
Income taxes payable - long-term	-	-	4,176	4,176	-	-	4,191	4,191
Deferred income taxes - non-current	-	-	4,335	4,335	-	-	3,075	3,075
Long-term debt, less current maturities	-	-	4,400	4,400	-	-	4,400	4,400

Total Capital Employed	$59,590	$20,209	$(1,510)	$78,289	$57,950	$17,313	$(2,564)	$72,699

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Average Capital Employed (3)	$58,770	$18,761	$(2,037)	$75,494

Notes:
(1)	Operating income excludes restructuring and related charges--see reconciliation per page 4 of this financial information release.

(2)	Return on average capital employed represents operating income for the three month period ending July 28, 2013 times four quarters to arrive at an annualized value then divided by average capital employed. Average capital employed does not include cash and cash equivalents, short-term investments, long-term debt, including current maturities, line of credit, current and noncurrent deferred tax assets and liabilities, and income taxes receivable and payable.

(3)	Average capital employed was computed using the two periods ending July 28, 2013 and April 28, 2013.

	CULP, INC. FINANCIAL INFORMATION RELEASE
	RETURN ON CAPITAL EMPLOYED BY SEGMENT
	FOR THE THREE MONTHS ENDED JULY 29, 2012
	(Amounts in Thousands)
	(Unaudited)

	Operating Income
	Three Months	Average	Return on
	Ended	Capital	Avg. Capital
	July 29, 2012 (1)	Employed (3)	Employed (2)
Mattress Fabrics	$5,230	$55,357	37.8%
Upholstery Fabrics	2,159	16,743	51.6%
(less: Unallocated Corporate)	(1,910)	(567)	N/A
Total	$5,479	$71,532	30.6%

Average Capital Employed	As of the three Months Ended July 29, 2012				As of the three Months Ended April 29, 2012
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets	78,098	29,973	35,089	143,160	71,563	33,641	39,512	144,716
Total liabilities	(21,295)	(11,006)	(19,028)	(51,329)	(17,653)	(19,123)	(18,940)	(55,716)

Subtotal	$56,803	$18,967	$16,061	$91,831	$53,910	$14,518	$20,572	$89,000
Less:
Cash and cash equivalents	-	-	(21,889)	(21,889)	-	-	(25,023)	(25,023)
Short-term investments	-	-	(5,200)	(5,200)	-	-	(5,941)	(5,941)
Deferred income taxes - current	-	-	(2,337)	(2,337)	-	-	(2,467)	(2,467)
Deferred income taxes - non-current	-	-	(2,715)	(2,715)	-	-	(3,205)	(3,205)
Current maturities of long-term debt	-	-	2,400	2,400	-	-	2,404	2,404
Line of credit	-	-	834	834			889	889
Income taxes payable - current	-	-	751	751	-	-	642	642
Income taxes payable - long-term	-	-	4,131	4,131	-	-	4,164	4,164
Deferred income taxes - non-current	-	-	705	705	-	-	705	705
Long-term debt, less current maturities	-	-	6,666	6,666	-	-	6,719	6,719

Total Capital Employed	$56,803	$18,967	$(593)	$75,177	$53,910	$14,518	$(541)	$67,887

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Average Capital Employed (3)	$55,357	$16,743	$(567)	$71,532

Notes:
(1)	Operating income excludes restructuring and related charges--see reconciliation per page 4 of this financial information release.

(2)	Return on average capital employed represents operating income for the three month period ending July 29, 2012 times four quarters to arrive at an annualized value then divided by average capital employed. Average capital employed does not include cash and cash equivalents, short-term investments, long-term debt, including current maturities, line of credit, current and noncurrent deferred tax assets and liabilities, and income taxes payable.

(3)	Average capital employed was computed using the two periods ending July 29, 2012 and April 29, 2012.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED ADJUSTED EFFECTIVE INCOME TAX RATE, NET INCOME AND EARNINGS PER SHARE
FOR THE THREE MONTHS ENDED JULY 28, 2013 AND JULY 29, 2012
Unaudited
(Amounts in Thousands)

		THREE MONTHS ENDED

		Amounts
		July 28,	July 29,
		2013	2012

Consolidated Effective GAAP Income Tax Rate	(1)	41.6%	34.4%

Non-Cash U.S. Income Tax Expense		(27.0)%	(15.0)%

Non-Cash Foreign Income Tax Expense		(0.4)%	(0.2)%

Consolidated Adjusted Effective Income Tax Rate	(2)	14.2%	19.2%

		THREE MONTHS ENDED
		As reported		As adjusted	As reported		As adjusted
		July 28,		July 28,	July 29,		July 29,
		2013	Adjustments	2013	2012	Adjustments	2012

Income before income taxes		$5,535		$5,535	$5,372		$5,372

Income taxes (3)		2,305	$(1,519)	786	1,848	$(817)	1,031
Net income		$3,230	$1,519	$4,749	$3,524	$817	$4,341

Net income per share-basic		$0.27	$(0.13)	$0.39	$0.28	$(0.07)	$0.35
Net income per share-diluted		$0.26	$(0.12)	$0.38	$0.28	$(0.06)	$0.34
Average shares outstanding-basic		12,148	12,148	12,148	12,551	12,551	12,551
Average shares outstanding-diluted		12,366	12,366	12,366	12,711	12,711	12,711

(1) Calculated by dividing consolidated income tax expense by consolidated income before income taxes.

(2) Represents estimated cash income tax expense for our subsidiaries located in Canada and China divided by consolidated income before income taxes.

(3) Proforma taxes calculated using the Consolidated Adjusted Effective Income Tax Rate as reflected above.